                                                                EXHIBIT 10.15

                              EMPLOYMENT AGREEMENT


    This Employment Agreement (this "Agreement") is executed by CLAYTON W. PAGE ("Employee"), a Florida resident whose principal address is 112 Bayside Court, Sanford, Florida 32771, and STERILE RECOVERIES, INC. (the "Company"), a Florida corporation with its principal executive office and
place of business   at   28100   U.S.  Highway  19  North,  Suite  201,
Clearwater, Florida 34621.

                                   Background

    The Company is engaged in business throughout the United States. The Company's businesses include furnishing both reusable and disposable
products to hospitals and other medical  facilities.   Employee will be
employed by the Company as its President Disposable Products Division and will be one of its principal executive officers. This Agreement evidences Employee's terms of employment with the Company, including provisions to protect the Company's trade secrets, customer goodwill, and confidential business information, and the Company's investment in Employee's training.

    This Agreement is executed pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of February 26, 1996, among Employee, the Company and Surgipro, Inc. ("Surgipro"), of which Employee was sole shareholder. The Company acquired Surgipro for stock and a promissory note pursuant to the Merger Agreement. The non-compete provisions in this Agreement are partially in consideration of the Company's acquisition of Surgipro.

                                Operative Terms

    Employee and the Company agree as follows:

    1.   Employment.    Subject to the terms and conditions of this Agreement,
the Company shall employ Employee as President of its Disposable Products Division, and Employee shall serve in the employ of the Company in that capacity. Employee shall be responsible for such duties as are reasonable for an employee in such capacity and as from time to time are assigned to
him by an officer of the Company or the Company's board of directors.    At
all times while employed by the Company, Employee shall serve and promote the business interests of the Company in good faith, with his full, best, and dedicated efforts, with fidelity and loyalty, in compliance with all rules, policies, practices, directives, and procedures of the Company. Employee faithfully and industriously shall devote all normal working hours (subject to sick leave, vacation time, and outside endeavors provided for and permitted by the terms of this Agreement) to the good faith performance of his duties.

    The Company shall furnish to Employee office space, secretarial assistance, and such other services, amenities, and facilities as are adequate for the performance of Employee's duties.

    2.   Term.    Except  as otherwise provided in this Agreement,  this
Agreement is for a term of three years, beginning as of February 26, 1996 (the "Effective Date"), and ending March 1, 1999.

    3.   Compensation.

         (a) Base Compensation. For all services rendered to it by Employee, the Company shall pay to Employee base compensation at an annual rate of $120,000, beginning on the Effective Date of this Agreement, payable in arrears every two weeks in 26 equal, consecutive installments beginning on about March 15, 1996.

         (b)  Bonus  Compensation.   Employee will be eligible to  receive  an
additional bonus of up to 35% of base salary, contingent on achievement of the profit plan goals of the Company and the Disposable Products Division to be established by the Company's Board of Directors.

         (c)  Benefit  Participation.   The Company shall make available  to
Employee the insurance benefit it affords to other full-time executives of the Company. All payments will be subject to withholding and other taxes.

    4.   Expenses.    The Company shall reimburse Employee for all  travel,
lodging, entertainment, and miscellaneous out-of-pocket business expenses incurred by him in the good faith performance of his duties under this Agreement that the Company, in its sole discretion, determines are both reasonable in amount and necessary to the Company's business, in accordance with the Company's written expense policy.

    5. Relationship Between Parties. Employee's relationship with the Company pursuant to this Agreement is that of an employee and not that of an independent contractor.

    6.   Termination Upon Death or Disability.

         (a)  Death.   If Employee dies, his employment and  this  Agreement
    will terminate immediately and the Company shall pay to Employee's heirs or his personal representative all base compensation owed to Employee through the last day of the two-week pay period in which he dies, and the Company will not have any further liability or obligation under this Agreement.

         (b) Disability. If Employee suffers any disability (total or partial, temporary or permanent) that materially impairs his ability to perform to the reasonable satisfaction of the Company's Board of
    Directors any significant duty assigned to him under this Agreement or by the Board of Directors, the Company will continue to pay Employee the full compensation provided under section 3 during the period of disability and until the Scheduled Termination Date, regardless of Employee's ability to perform his duties under this Agreement during the period of
    disability.    However,  the Company is excused  from  performing  any  of its compensation obligations to Employee for as long as Employee is receiving the disability benefits payable under any disability insurance policy provided by the Company at its sole cost.

In the absence of an agreement between Employee and the Company, the determination of whether Employee has a disability that materially impairs his ability to perform any significant duty will be determined by the Company's Board of Directors, in good faith, based on a written medical opinion that is certified by a medical doctor selected by the Company.

    7.   Termination; Resignation; Severance Payments.

         (a) Termination for Specified Act. The Company may terminate Employee's employment under this Agreement before the expiration of its stated term, without further obligation, if any of the following events occurs:

             (i) Contravention of Written Directive or Shareholders Agreement. Employee acts in contravention of a written directive from the Company's board of directors consistent with Employee's duties under section 1 and not inconsistent with applicable law;

             (ii) Misconduct. Employee commits a material act or omission constituting fraud, gross negligence, or willful misfeasance in his performance of his duties under this Agreement;

             (iii) Conduct  Injurious  to  Reputation.  Employee engages in
         any conduct or activity   materially  injurious  to  the Company's
         reputation;

             (iv)  Absence.    Employee  fails  to work for the Company for a
         period of time
         that exceeds his available sick leave and vacation time by more than ten days, except pursuant to a disability described in section 6(b);

             (v) Criminal Activity. Employee is convicted in a court of competent jurisdiction of either aiding, abetting, or committing any theft, conversion, or embezzlement from the Company (or any of its subsidiaries or shareholders) or any criminal offense involving
         moral turpitude   that   materially   and  adversely affects
         Employee's reputation or his ability to perform his duties or obligations to the Company under this Agreement; or

             (vi)  Misrepresentation.  The Company learns that Employee knew
         that any representation   or  warranty  in  the  Merger Agreement
         of Surgipro or Employee was materially false, misleading, incomplete, or inaccurate on the date of that agreement.

         Employee's refusal to relocate from Orlando to another location will not constitute grounds for termination under this subsection 7(a). Termination of Employee's employment under this Agreement based on any of the foregoing events will be effective immediately after Employee is given written notice of termination specifying the reason for it. The Company shall pay to Employee 30 days after the effective date of the
    termination the cash sum of (A) all base compensation   and  expense
    reimbursements owed or accrued as of the termination date pursuant to sections 3 or 4; plus (B) compensation for all unused vacation time, if any, accrued on the termination date.

         (b)  Resignation  by  Employee.    If Employee resigns,  the  Company
    shall pay to Employee within 30 days after the date of his resignation the cash sum of (i) all base compensation and expense reimbursements owed or accrued on the termination date pursuant to sections 3 or 4; plus (ii) compensation for all unused vacation time, if any, accrued on the date of his resignation.

         (c) Termination for Other Reasons. The Company may terminate Employee's employment under this Agreement at any time upon 30 days prior written notice to Employee (the "Termination Date") for any reason (other than those reasons permitted by subsections (a) or
    (b)). In the event the Company terminates Employee's employment pursuant to this subsection 7(c), the Company shall continue to pay through the balance of the term of this Agreement all base compensation Employee would have received pursuant to section 3 after the Termination Date and throughout the remainder of the term of this Agreement and shall pay to Employee on the Termination Date the cash sum of: (i) all base compensation and expense reimbursements owed or accrued on the Termination Date pursuant to sections 3 or 4; plus (ii) unused vacation time, if any, accrued on the Termination Date.

    8.   Competition and Trade Secrets.

         (a) Employee, directly or indirectly, in any capacity, either for himself, or on behalf of any corporation, partnership, joint venture, business trust, or other person or entity, shall not:

              (i)  During  the  term  of this Agreement,  for  any
         additional period of time that Employee continues to be an employee of the Company, and for a period of three years immediately after Employee's employment with the Company ceases, (i) engage in any business, or acquire an interest in any business, or become affiliated as an agent, employee, partner, consultant, director, officer, stockholder, or proprietor of any business, that competes with the business of the Company as specified in the "Background" portion of this Agreement in the geographic locations where the Company has performed its services within the year preceding the relevant date on which performance is being measured; (ii) contact,
         solicit,   divert,  do  business  with,  or accept  business  from,
         any person who has been a customer or supplier of the Company or Surgipro during the three preceding years, if such business is of the kind in which the Company or Surgipro is engaged; (iii) influence or attempt to influence any employee of the Company to terminate his employment with the Company for the purpose of working for a competitor of the Company; nor (iv) influence or attempt to influence any agent, customer, supplier, or distributor who has a business relationship with the Company to cease or adversely alter its business relations with the Company; and

              (ii) At any time, while this Agreement remains in effect and thereafter, divulge, disclose, or communicate, for any reason or in any manner, to any person or entity, any information (written or otherwise) concerning trade secrets or other confidential in-formation relating to the Company's business or financial affairs, including, without limiting the generality of the foregoing, the name of any customer or supplier or the business plans, methods, processes, and operating procedures of the Company.

         (b) Employee makes the preceding covenants in consideration for, and as a necessary condition of, Employee's continued employment by the Company. The preceding covenants are independent of any obligation of the Company to Employee, including any obligations of the Company to Employee under this Agreement or arising from any aspect of the employment relationship, and are not subject to any setoff, defense,
    deduction,   or   counterclaim  based  on  any  claim Employee  might  have
    against the Company.  Employee stipulates  that  the geographic scope,
    duration, and description   of  the  Company's  business  of  these
    restrictions are reasonable limitations necessary to protect the Company's business interests, and that the restrictions do not unduly oppress Employee's occupational future or opportunities and that Employee has been adequately compensated for these restrictions. The "prohibited period" of the obligation set forth in paragraph (a)(i) above will be extended by any period of time during which Employee is in breach of the obligation.

         (c) Each provision of the preceding covenants should be construed and interpreted so that it is valid and enforceable under applicable law. However, if a court of competent jurisdiction determines that the duration, geographical area, or proscribed activities of the restrictions under this Agreement would cause strict application of those restrictions to be invalid or unenforceable in a particular jurisdic-tion, the restrictions automatically will be reformed to shorten their duration, diminish their geographical area, or confine their proscribed activities to the extent necessary (but only to that extent) to make the restrictions valid and enforceable.

    9. Remedy at Law Insufficient. Employee acknowledges that damages at law will be an insufficient remedy if Employee violates the terms of section 8, and that the Company would suffer a decrease in value and irreparable damage as a result
of  such  violation.    Accordingly,  on a violation of any of those
covenants, the Company, without excluding or limiting any other available remedy, shall be entitled to the following remedies:

         (a) Upon posting a bond of up to $25,000 and filing with a court of competent jurisdiction an appropriate pleading and affidavit specifying each obligation breached by Employee, automatic entry by a court having jurisdiction of an order granting an injunction or specific performance compelling Employee to comply with that obligation, without proof of monetary damage or an inadequate remedy at law; and

         (b) Reimbursement of all costs and expenses incurred by the Company in enforcing those obligations or otherwise defending or prosecuting any litigation arising out of Employee's obligations, including premiums for bonds, fees for experts and investigators, and legal fees, costs, and expenses incurred before a lawsuit is filed and in trial, appellate, bankruptcy, and judgment-execution proceedings.

The foregoing remedies are cumulative to all other remedies afforded by law or in equity, and the Company may exercise any such remedy concurrently, independently, or successively. If for any reason a court of competent jurisdiction determines that the Company is not entitled to an injunction based on a breach of an obligation under section 8, Employee shall pay to the Company as liquidated damages, on demand in immediately available legal tender of the United States of America, a sum equal to all profits, remuneration, or other consideration Employee gains from all activities in breach or contravention of any of Employee's obligations.

    10. Assignment; Binding Effect; Survival of Covenants. Neither party may assign rights or delegate his obligations under this Agreement without the prior written consent of the other party, and any assignment or delegation without the prior written consent of the other party will be invalid and ineffective against the other party. This Agreement is binding on, and inures to the benefit of, any successor or approved assignee of Employee and the Company.

    11.  Form;  Execution;  Interpretation.    The  titles and headings
preceding the text of the sections of this Agreement have been inserted solely for convenient reference and neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect. Unless otherwise expressly indicated, all references in this Agreement to a section are to a section
of  this  Agreement.    The  parties may execute this Agreement  in
counterparts. Each executed counterpart of this Agreement will constitute an original document, and all of them together will constitute the same agreement. This Agree-ment will become effective as of the Effective Date, when each party has signed and delivered a counterpart of it to the other party. This Agreement records the final, complete, and exclusive expression of the understandings between the parties with respect to the matters addressed in it and supersedes any prior or contemporaneous agreement, representation, or understanding, oral or written, by either of them. If a provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, that provisions will be deemed severable from the remaining provisions of this Agreement and will not affect the validity, interpretation, or effect of the other provisions of this Agreement or the application of that provi-sion to other circumstances in which it is enforceable.

    12.  Notices.    Every  notice,  request, demand, consent, approval,  and
other communication required or permitted under this Agreement will be valid only if it is in writing and delivered personally or by telex, telecopy, telegram, commercial courier, or first-class, postage prepaid, United States mail, and addressed by the sender to the intended recipient at the appropriate address specified in the first paragraph of this Agreement, or at any other address that a party designates by notice to the other party. A validly given notice, request, demand, consent, approval, or other communication will be effective on the earlier of its receipt, if delivered personally or by telex, telecopy, telegram, or commercial courier, or the third day after it is postmarked by the United States Postal
Service,  if delivered by first-class, postage prepaid United States mail.
Each party shall notify the other of any change in its or his mailing address that is listed in this Agreement.

    13.  Modification;  Waiver.    A waiver, discharge, amendment,  or
modification of this Agreement will be valid and effective only if it is evidenced by a writing signed by or on behalf of the party against whom the waiver, discharge, amendment, or modification is sought to be enforced. No course of dealing or delay by either party to this Agreement in exercising any  right,  power,  or  remedy under this Agreement will operate  as  a waiver  of any right, power, or remedy of that party, except to the extent
expressly manifested in writing by that  party.    The  failure  at  any  time
of either party to require performance by the other party of any provision of this Agreement will not affect the party's right thereafter to enforce the
provision  or  this  Agreement.   In addition, a waiver  by  either  party of a
breach of any provision of this Agreement will not constitute a waiver of any succeeding breach of the provision or a waiver of the provision itself.

    14. Choice of Law; Litigation. The validity, construction, interpretation, and enforcement of this Agreement are governed by the laws of the State of Florida, excluding the laws of that state relating to
resolution of conflicts with laws  of  other  jurisdictions.   Each party to
this Agreement
consents and agrees that Pinellas County, Florida, is the proper, convenient, and exclusive venue for any legal proceedings in state or federal court relating to this Agreement, and each party waives any defense, whether asserted by motion or pleading, that Pinellas County, Florida, is an
improper or inconvenient  venue.    The prevailing party in any litigation
arising out of or pursuant to this Agreement shall be entitled to payment from the other party, on demand, of all costs and expenses of the litigation (including reasonable legal fees, costs, and expenses) incurred by that prevailing party in enforcing this Agreement or otherwise defending or prosecuting any litigation arising out of this Agreement, whether incurred before a lawsuit is filed, or in trial, appellate, bankruptcy, or judgment-execution proceedings.

    15.  Acknowledgment.    EMPLOYEE  ACKNOWLEDGES THAT HE HAS CAREFULLY  READ
THIS AGREEMENT, HAD SUFFICIENT OPPORTUNITY TO ASK QUESTIONS AND RECEIVE SATISFACTORY ANSWERS ABOUT IT, UNDERSTANDS HIS RIGHTS AND OBLIGATIONS UNDER IT, AND SIGNED IT OF HIS OWN FREE WILL AND VOLITION. EMPLOYEE FURTHER ACKNOWLEDGES THAT HE HAS BEEN ADVISED BY THE COMPANY TO SEEK LEGAL COUNSEL IN THE PREPARATION AND EXECUTION OF THIS AGREEMENT.

EXECUTED  MARCH  1,  1996,  TO BE EFFECTIVE AS OF FEBRUARY 26, 1996.


WITNESSES:
                               /s/ Clayton W. Page
- ---------------------------    --------------------
Name:                          CLAYTON W. PAGE
     ----------------------
/s/ Lori M. Greaves
- ---------------------------
Name: Lori M. Greaves
     ----------------------
    (As to Mr. Page)

                               STERILE RECOVERIES, INC.


                               By:/s/ Richard T. Isel
                                  ---------------------(SEAL)
                                  Richard T. Isel
                                  President

STATE OF FLORIDA     )
COUNTY OF
          ---------  )
    The foregoing instrument was acknowledged before me this ____ day of March, 1996, by Clayton W. Page, who is personally known to me (or who has produced a Florida driver's license as identification).


                               -------------------------------
My commission expires:         Name:
                                    --------------------------
                               Notary Public, State of Florida
                               Commission No.
                                              ----------------
                                                (NOTARIAL SEAL)

STATE OF FLORIDA        )
COUNTY OF HILLSBOROUGH
          ------------  )
    The foregoing instrument was acknowledged before me this 29th day of February, 1996, by Richard T. Isel, as President of Sterile Recoveries, Inc. a Florida corporation, on behalf of the corporation, who is personally known to me (or who has produced a Florida driver's license as identification).


                                /s/ Betty C. Atkins
                               -------------------------------
My commission expires:         Name:  Betty C. Atkins
                                    --------------------------
                               Notary Public, State of Florida
                               Commission No.
                                              ----------------

                                               (NOTARIAL SEAL)